SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

RELATING TO PRESS RELEASES REPORTING LICENSES OF INSILICON’S USB 2.0

TRANSCEIVER IP BY AMD AND OAK TECHNOLOGY, INC.

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2002

INSILICON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29513	77-052615
(Commission File No.)	(IRS Employer Identification No.)

411 East Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 894-1900

Item 5.    Other Events.

On March 4, 2002, inSilicon Corporation announced that AMD has licensed inSilicon’s USB 2.0 Transceiver IP for use in future AMD chip designs. The issued press release is attached hereto as Exhibit 99.1.

On March 11, 2002, inSilicon Corporation announced that Oak Technology, Inc., has integrated inSilicon’s USB 2.0 PHY into its new OTI-4110 chip for personal imaging and printing applications. The issued press release is attached hereto as Exhibit 99.2.

Item 7.    Exhibits.

99.1	Press Release, dated as of March 4, 2002, entitled “AMD Selects inSilicon’s USB 2.0 Transceiver IP For Future Chips.”

99.2	Press Release, dated as of March 11, 2002, entitled “inSilicon’s Certified USB 2.0 PHY is the Connectivity Choice for Oak Technology’s OTI-4110 SOC.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSILICON CORPORATION

Dated: March 11, 2002	/S/ BRYAN J. LEBLANC By: ________________________________________

Bryan J. LeBlanc Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated as of March 4, 2002, entitled “AMD Selects inSilicon’s USB 2.0 Transceiver IP For Future Chips.”

99.2	Press Release, dated as of March 11, 2002, entitled “inSilicon’s Certified USB 2.0 PHY is the Connectivity Choice for Oak Technology’s OTI-4110 SOC.”